Leases	9 Months Ended
Sep. 30, 2019
Leases [Abstract]
Leases
5.	Leases

In June 2018, the Company signed a lease agreement to lease approximately 105,000 square feet in new office and laboratory space in South San Francisco which serves as the new headquarters (the “Headquarters”). The lease is over a ten-year term with an option to renew for a period of ten years. The Company occupied the premises and began to make rent payments on May 1, 2019. The lease commencement date was in January 2019, as that is when the Company was given control of the space. The landlord paid for $15.7 million of tenant improvements. In connection with the lease, the Company entered into a letter of credit arrangement in the amount of $1.5 million as collateral for the lease, which is classified as restricted cash on the consolidated balance sheets. The Company previously leased approximately 16,000 square feet as its headquarters with its main offices and laboratory facilities in South San Francisco under a sublease agreement that ended in April 2019. The Company also leases approximately 9,000 square feet of laboratory facilities in Milpitas under an agreement that ends in January 2022 with an option to extend for four years. None of the leases included the options to extend in the calculation of the lease liabilities as such extensions are not reasonably certain to occur. Variable lease costs for all of the Company’s leases consist of operating expenses for the spaces.

In May 2019, the Company entered into an agreement to sublease approximately 25,000 square feet of the Headquarters (the “Sublease”). The term of the Sublease commenced in June 2019 and lasts for 30 months. The sublessor has the option to extend the Sublease for one additional year subject to the consent of the Company. The sublessee is required to pay its proportionate share of operating expenses for the space.

In June 2019, in connection with the Sublease, the Company evaluated the related right-of-use asset for impairment. The lease costs plus amortization expense of the leasehold improvements in the subleased space exceeded the sublease income over the remaining sublease term. As such, the Company recorded an impairment charge of $1.2 million in general and administrative expenses to write-down the right-of-use asset such that no ongoing loss is expected to be recognized over the sublease period.

The components of lease expense were as follows (in thousands):

	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Operating lease cost	$1,346	$4,529
Variable lease cost	425	903
Short-term lease cost	—	68
Sublease income and reimbursement of variable lease cost	(540)	(723)

Total	$1,231	$4,777

Rent expense under legacy leasing guidance for the three and nine months ended September 30, 2018 was $0.2 million and $0.8 million, respectively.

As of September 30, 2019, the weighted-average remaining lease term for operating leases was 9.5 years and the weighted-average discount rate was 8.8%.

The following are the undiscounted cash flows owed under the Company’s operating leases as of September 30, 2019:

(In thousands)
2019 (remaining three months)	$1,136
2020	6,882
2021	7,122
2022	7,146
2023	7,376
Thereafter	43,146

Total undiscounted lease payments	$72,808
Less: Present value adjustment	(24,692)

Total	$48,116